                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                      Settlement Date            9/30/1999
                                                                                      Determination Date        10/12/1999
                                                                                      Distribution Date         10/15/1999
I.      All Payments on the Contracts                                                                           15,818,023.84
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                        254,167.92
III.    Repurchased Contracts                                                                                            0.00
IV.     Investment Earnings on Collection Account                                                                        0.00
V.      Servicer Monthly Advances                                                                                  324,947.79
VI.     Distribution from the Reserve Account                                                                            0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                        181,179.41
VIII.   Transfers to the Pay-Ahead Account                                                                         (93,646.61)

IX.     Less:  Investment Earnings distributions                                                                         0.00
          (a)  To Sellers with respect to the Collection Account                                                         0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                   $16,484,672.35
                                                                                                               ==============


DISTRIBUTION AMOUNTS                                              Cost per $1000
--------------------                                              --------------
1.   (a)  Class A-1 Note Interest Distribution                                                      0.00
     (b)  Class A-1 Note Principal Distribution                                                     0.00
          Aggregate Class A-1 Note Distribution                   0.00000000                                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                                      0.00
     (b)  Class A-2 Note Principal Distribution                                                     0.00
          Aggregate Class A-2 Note Distribution                   0.00000000                                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                                      0.00
     (b)  Class A-3 Note Principal Distribution                                                     0.00
          Aggregate Class A-3 Note Distribution                   0.00000000                                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                      0.00
     (b)  Class A-4 Note Principal Distribution                                                     0.00
          Aggregate Class A-4 Note Distribution                   0.00000000                                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                                217,203.17
     (b)  Class A-5 Note Principal Distribution                                            13,163,136.73
          Aggregate Class A-5 Note Distribution                 101.36621137                                        13,380,339.90

6.   (a)  Class A-6 Note Interest Distribution                                                449,533.33
     (b)  Class A-6 Note Principal Distribution                                                     0.00
          Aggregate Class A-6 Note Distribution                   5.10833333                                           449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                291,650.00
     (b)  Class A-7 Note Principal Distribution                                                     0.00
          Aggregate Class A-7 Note Distribution                   5.11666667                                           291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                441,291.67
     (b)  Class A-8 Note Principal Distribution                                                     0.00
          Aggregate Class A-8 Note Distribution                   5.19166667                                           441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                321,266.67
     (b)  Class A-9 Note Principal Distribution                                                     0.00
          Aggregate Class A-9 Note Distribution                   5.26666667                                           321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                               345,041.67
     (b)  Class A-10 Note Principal Distribution                                                    0.00
          Aggregate Class A-10 Note Distribution                  5.30833333                                           345,041.67

11.  (a)  Class B Certificate Interest Distribution                                           244,679.31
     (b)  Class B Certificate Principal Distribution                                                0.00
          Aggregate Class B Certificate Distribution              5.45000000                                           244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                       184,990.38
     (b)  Reimbursement of prior Monthly Advances                                             360,766.78
          Total Servicer Payment                                                                                       545,757.16

13.  Deposits to the Reserve Account                                                                                   465,112.65

Total Distribution Amount                                                                                          $16,484,672.35
                                                                                                                   ==============


Reserve Account distributions:
------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                          59,673.95
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections              405,438.70
      (c)  Distribution from the Reserve Account to the Sellers (Chase USA)                     4,990.74
      (d)  Distribution from the Reserve Account to the Sellers (Chase Manhattan Bank)         33,908.21
                        Total Amounts to Sellers (Chase USA & Chase Manhattan Bank) =                                 $504,011.60
                                                                                                                      ===========

                 INTEREST
                 --------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                  0.00
        (b) Class A-2 Notes    @            5.852%                                                  0.00
        (c) Class A-3 Notes    @            5.919%                                                  0.00
        (d) Class A-4 Notes    @            6.020%                                                  0.00
        (e) Class A-5 Notes    @            6.050%                                            217,203.17
        (f) Class A-6 Notes    @            6.130%                                            449,533.33
        (g) Class A-7 Notes    @            6.140%                                            291,650.00
        (h) Class A-8 Notes    @            6.230%                                            441,291.67
        (i) Class A-9 Notes    @            6.320%                                            321,266.67
        (j) Class A-10 Notes   @            6.370%                                            345,041.67
            Aggregate Interest on Notes                                                                              2,065,986.50
        (k) Class B Certificates @          6.540%                                                                     244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                         0.00
        (b) Class A-2 Notes                                                                         0.00
        (c) Class A-3 Notes                                                                         0.00
        (d) Class A-4 Notes                                                                         0.00
        (e) Class A-5 Notes                                                                         0.00
        (f) Class A-6 Notes                                                                         0.00
        (g) Class A-7 Notes                                                                         0.00
        (h) Class A-8 Notes                                                                         0.00
        (i) Class A-9 Notes                                                                         0.00
        (j) Class A-10 Notes                                                                        0.00
        (k) Class B Certificates                                                                    0.00

3.   Total Distribution of Interest                             Cost per $1000
                                                                --------------
        (a) Class A-1 Notes                                       0.00000000                        0.00
        (b) Class A-2 Notes                                       0.00000000                        0.00
        (c) Class A-3 Notes                                       0.00000000                        0.00
        (d) Class A-4 Notes                                       0.00000000                        0.00
        (e) Class A-5 Notes                                       1.64547857                  217,203.17
        (f) Class A-6 Notes                                       5.10833333                  449,533.33
        (g) Class A-7 Notes                                       5.11666667                  291,650.00
        (h) Class A-8 Notes                                       5.19166667                  441,291.67
        (i) Class A-9 Notes                                       5.26666667                  321,266.67
        (j) Class A-10 Notes                                      5.30833333                  345,041.67
            Total Aggregate Interest on Notes                                                                        2,065,986.50
        (k) Class B Certificates                                  5.45000000                                           244,679.31


                 PRINCIPAL                                      No. of Contracts
                 ---------                                      ----------------
1.   Amount of Stated Principal Collected                                                   4,203,775.06
2.   Amount of Principal Prepayment Collected                            354                8,327,690.27
3.   Amount of Liquidated Contract                                        19                  631,671.40
4.   Amount of Repurchased Contract                                        0                        0.00

       Total Formula Principal Distribution Amount                                                                  13,163,136.73

5.   Principal Balance before giving effect to Principal Distribution                        Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.0000000                    0.00
        (d) Class A-4 Notes                                                                     0.0000000                    0.00
        (e) Class A-5 Notes                                                                     0.3263759           43,081,620.71
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7.   Principal Distribution                                    Cost per $1000
                                                               --------------
        (a) Class A-1 Notes                                       0.00000000                                                 0.00
        (b) Class A-2 Notes                                       0.00000000                                                 0.00
        (c) Class A-3 Notes                                       0.00000000                                                 0.00
        (d) Class A-4 Notes                                       0.00000000                                                 0.00
        (e) Class A-5 Notes                                      99.72073280                                        13,163,136.73
        (f) Class A-6 Notes                                       0.00000000                                                 0.00
        (g) Class A-7 Notes                                       0.00000000                                                 0.00
        (h) Class A-8 Notes                                       0.00000000                                                 0.00
        (i) Class A-9 Notes                                       0.00000000                                                 0.00
        (j) Class A-10 Notes                                      0.00000000                                                 0.00
        (k) Class B Certificates                                  0.00000000                                                 0.00

8.   Principal Balance after giving effect to Principal Distribution                          Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.0000000                    0.00
        (d) Class A-4 Notes                                                                     0.0000000                    0.00
        (e) Class A-5 Notes                                                                     0.2266552           29,918,483.98
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54


                 POOL DATA
                 ---------                                                                   Aggregate
                                                                No. of Contracts         Principal Balance             % Delinquent
                                                                ----------------         -----------------             ------------
1.   Pool Stated Principal Balance as of 9/30/1999                    15,675               430,813,769.52

2.   Delinquency Information
              (a) 31-59 Days                                             140                 3,592,167.93                   0.834%
              (b) 60-89 Days                                              51                 1,083,618.84                   0.252%
              (c) 90-119 Days                                             20                   493,531.79                   0.115%
              (d) 120 Days +                                              88                 2,493,274.58                   0.579%


3.   Contracts Repossessed during the Due Period                          19                   803,939.41

4.   Current Repossession Inventory                                       31                 1,311,892.55

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables         19                   631,671.40
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                             254,167.92
                                                                                             ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  377,503.48

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   4,592,686.69

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)   527                                         7,846,850.61

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.251%

9.   Weighted Average Remaining Term to Maturity of all
     Outstanding Contracts                                                                                                108.178

             TRIGGER ANALYSIS
             ----------------

1.  (a)  Average Delinquency Percentage                     1.253%
    (b)  Delinquency Percentage Trigger in effect ?                      NO

2.  (a)  Average Net Loss Ratio                             0.074%
    (b)  Net Loss Ratio Trigger in effect ?                              NO
    (c)  Net Loss Ratio (using ending Pool Balance)         0.107%

3.  (a)  Servicer Replacement Percentage                    1.160%
    (b)  Servicer Replacement Trigger in effect ?                        NO

               MISCELLANEOUS
               -------------
1.   Monthly Servicing Fees                                                                                            184,990.38

2.   Servicer Advances                                                                                                 324,947.79

3.   (a)  Opening Balance of the Reserve Account                                                                     8,973,952.86
     (b)  Deposits to the Reserve Account                                                      465,112.65
     (c)  Investment Earnings in the Reserve Account                                            38,898.95
     (d)  Distribution from the Reserve Account                                               (504,011.60)
     (e)  Ending Balance of the Reserve Account                                                                      8,973,952.86

4.   Specified Reserve Account Balance                                                                               8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                     550,057.23
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                         93,646.61
     (c)  Investment Earnings in the Pay-Ahead Account                                               0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                      (181,179.41)
     (e)  Ending Balance in the Pay-Ahead Account                                                                      462,524.43
